Intangible assets (Tables)	3 Months Ended
Mar. 31, 2026
Intangible Asset, Goodwill and Other [Abstract]
Schedule of intangible assets

Intangible assets consist of capitalized patent application fees.

	As of March 31	As of December 31
	2026	2025
	USD	USD
Cost
Trademark right	498	498
Copyright	356	356
Patent right	1,636	1,636
Total	2,490	2,490
Less: Accumulated depreciation	(2,213)	(2,013)
Property and equipment, net	277	477